Note 17 - Intangible assets	6 Months Ended
Jun. 30, 2020
Intangible Assets and Goodwill Abstract
Intangible Assets Explanatory

17. Intangible assets

17.1 Goodwill

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, according to the cash-generating unit (hereinafter “CGU”) to which goodwill has been allocated, is as follows:

Goodwill. Breakdown by CGU and changes of the period (Millions of Euros)
	The United States	Turkey	Mexico	Colombia	Chile	Other	Total

Balance as of December 31, 2018	5,066	382	519	161	29	23	6,180
Exchange difference	98	(36)	31	3	(2)	(1)	93
Impairment	(1,318)	-	-	-	-	-	(1,318)
Balance as of December 31, 2019	3,846	346	550	164	27	22	4,955
Exchange difference	58	(45)	(100)	(21)	(2)	(1)	(111)
Impairment	(2,084)	-	-	-	-	-	(2,084)
Balance as of June 30, 2020	1,820	301	450	143	25	21	2,760

Impairment test

As mentioned in Note 2.2.8 of the consolidated Financial Statements of the year 2019, the CGUs to which goodwill has been allocated, are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment.

The BBVA Group performs estimations on the recoverable amount of certain CGU´s by calculating the value in use through the discounted value of future cash flows method.

The main hypotheses used for the value in use calculation are the following:

•The forecast cash flows, including net interest margin, estimated by the Group's management, and based on the latest available financial statements budgets for the next 3 to 5 years, considering the macroeconomic variables of each CGU, regarding the existing balance structure as well as macroeconomic variables such as the evolution of interest rates and the CPI of the geography where the CGU is located, among others.

•The constant growth rate for extrapolating cash flows, starting in the third or fifth year, beyond the period covered by the budgets or forecasts.

•The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated.

The focus used by the Group's management to determine the values of the assumptions is based both on its projections and past experience. These values are verified and use external sources of information, wherever possible. Additionally, the valuations of the goodwill of the CGUs of the United States and Turkey have been reviewed by independent experts (not the Group's external auditors) as of March 31, 2020 and December 31, 2019. However, certain changes to the valuation assumptions used could cause differences in the impairment test result.

As of December 31, 2019, the Group estimated impairment losses in the United States CGU of €1,318 million, which was mainly as a result of the negative evolution of interest rates, especially in the second half of the year, which accompanied by the slowdown of the economy caused the expected evolution of results below the previous estimation. This recognition did not affect the tangible book value nor the liquidity nor the capital of the BBVA Group.

As of March 31, 2020, the Group identified an indicator of impairment of goodwill in the CGU and as a result of the goodwill impairment test, the Group estimated impairment in the United States CGU, of €2,084 million (see Note 44), which was mainly due to the negative impact of the update of the macroeconomic scenario following the COVID-19 pandemic (see Note 1.5) and the expected evolution of interest rates. This recognition did not affect the tangible book value nor the liquidity nor the capital of the BBVA Group.

As of June 30, 2020, as a result of the CGU´s assessment, the Group concluded there is no evidence of further indicators of impairment losses that requires recognizing significant additional impairment losses in any of the CGUs where goodwill that the Group has recognized in the consolidated balance sheet is allocated.

Goodwill - The United States CGU

The Group’s most significant goodwill corresponds to the CGU in the United States, the main significant assumptions used in the impairment test as of March 31, 2020 of this mentioned CGU, were:

Impairment test assumptions CGU goodwill in the United States
	March 2020	December 2019
Discount rate	10.3%	10.0%
Growth rate	3.0%	3.5%

In accordance with paragraph 33.c of IAS 36, as of March 31, 2020, the Group used a growth rate of 3.0% based on the real GDP growth rate of the United States, the expected inflation and the potential growth of the banking sector in the United States. This 3.0% rate is lower than the historical average of the past 30 years of the nominal GDP rate of the United States and lower than the real GDP growth forecasted by the IMF.

The assumptions with a greater relative weight and whose volatility could have a greater impact in determining the present value of the cash flows starting on the fifth year are the discount rate and the growth rate. Below is shown the increased (or decreased) amount of the CGU recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions as of March 31, 2020:

Sensitivity analysis for main assumptions - The United States (Millions of Euros)
	Increase of 50 basis points (*)	Decrease of 50 basis points (*)
Discount rate	(755)	869
Growth rate	270	(235)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Goodwill - Turkey CGU

The main significant assumptions used in the impairment test as of March 31, 2020 of the CGU of Turkey, were:

Impairment test assumptions CGU goodwill in Turkey
	March 2020	December 2019
Discount rate	18.1%	17.4%
Growth rate	7.0%	7.0%

Given the potential growth of the sector in Turkey, in accordance with paragraph 33.c of IAS 36, as of March 31, 2020 and December 31, 2019, the Group used a growth rate of 7.0% based on the real GDP growth rate of Turkey and expected inflation.

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the growth rate. Below is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions as of March 31, 2020:

Sensitivity analysis for main assumptions - Turkey (Millions of Euros)
	Impact of an increase of 50 basis points	Impact of a decrease of 50 basis points
Discount rate	(166)	183
Growth rate	23	(21)

Goodwill - Other CGUs

The sensitivity analysis on the main hypotheses carried out for the rest of the CGUs of the Group indicate that their value in use would continue to exceed their book value.

17.2 Other intangible assets

The breakdown of the balance and changes of this heading in the accompanying consolidated balance sheets, according to the nature of the related items, is as follows:

Other intangible assets (Millions of Euros)
	June 2020	December 2019
Computer software acquisition expense	1,532	1,598
Other intangible assets with an infinite useful life	10	11
Other intangible assets with a definite useful life	320	401
Total	1,863	2,010